The Advisors’ Inner Circle Fund III (The “TRUSt”)

Rayliant Quantitative Developed Market Equity ETF (the “Fund”)

Supplement Dated October 20, 2025 to the Fund’s

Summary Prospectus, Prospectus and Statement of Additional Information (the “SAI”),

each dated January 28, 2025, as supplemented on June 30, 2025

This supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus and SAI, and should be read in conjunction with the Summary Prospectus, Prospectus and SAI.

Important Notice Regarding Change in Investment Policy and Fund Name

Rayliant Investment Research, doing business as Rayliant Asset Management (the “Adviser”), the Fund’s investment adviser, has determined to change the Fund’s principal investment strategies such that the Fund will transition from an actively-managed exchange-traded fund (“ETF”) that invests primarily in equity securities of developed market companies, to a passively-managed ETF that seeks to track the performance of a machine learning-driven index that includes equity securities of large capitalization companies domiciled in the United States.

Accordingly, on or around December 19, 2025 (the “Effective Date”), the Fund’s name, investment objective, 80% investment policy, benchmarks, principal investment strategies and management fee structure will change. The following is a summary of the changes. On the Effective Date, a new Summary Prospectus and Prospectus (together, the “Prospectuses”) will replace the current Prospectuses for the Fund. You should refer to the new Prospectuses, when available, for more information about the strategies, risks and fees of the Fund. Please note that the new Prospectuses reflecting the changes for the Fund are not yet effective and that the information in this supplement may be changed at any time prior to the Effective Date.

Changes in the Fund’s Name, Investment Objective, 80% Investment Policy and Benchmarks

	Current	New
Name	Rayliant Quantitative Developed Market Equity ETF	Rayliant Wilshire NxtGen US Large Cap Equity ETF
Investment Objective	The investment objective of the Fund is to seek long-term capital appreciation.	The investment objective of the Fund is to seek to track the total return performance, before fees and expenses, of the FT Wilshire US Large NxtGen Index.
80% Investment Policy	Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of developed market companies.	Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in component securities of the FT Wilshire US Large NxtGen Index.
Primary Benchmark	MSCI World Index	MSCI USA Large Cap Index
Secondary Benchmark	None	FT Wilshire US Large NxtGen Index

Changes in the Fund’s Principal Investment Strategies

Effective as of the Effective Date, the Fund will transition from an actively-managed ETF to a passively-managed ETF which will seeks to track the performance, before fees and expenses, of the FT Wilshire US Large NxtGen Index (the “Index”). The Fund will generally use a “replication” strategy to achieve its investment objective, meaning that it will invest in all of the securities included in the Index. The Fund may, however, use a representative sampling approach to achieve its investment objective when the Adviser believes it is in the best interest of the Fund.

The Index is designed to optimize risk-adjusted returns using machine learning and portfolio optimization. The Index tracks the performance of stocks of large capitalization companies domiciled in the United States. Currently, the Fund’s investment portfolio includes stocks from among 23 developed markets, including the United States. Because the Index emphasizes U.S. company stocks over those from various developed markets, the Adviser anticipates that, as of the Effective Date, the Fund’s investment universe will shift more towards U.S. companies.

Changes in the Fund’s Management Fee

Currently, the Fund pays the Adviser, as compensation for Adviser administering the Fund’s investment program, a management fee of 0.65%, computed daily at an annual rate based on the average daily net assets of the Fund. Under this structure, in addition to management fees, the Fund is responsible for separately paying other expenses necessary for the Fund to operate. In order to limit the expenses of the Fund, the Adviser has entered into an expense limitation agreement with respect to the Fund (“ELA”), pursuant to which the Adviser has agreed to waive the Fund’s management fees and reimburse Fund expenses to the extent necessary to keep the Fund’s total annual fund operations expenses (excluding any class-specific expenses (including distribution and service (12b-1) fees), interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, dividend and interest expenses on securities sold short, acquired fund fees and expenses, fees and expenses incurred in connection with tax reclaim recovery services, other expenditures which are capitalized in accordance with generally accepted accounting principles, and non-routine expenses) (collectively, “excluded expenses”)) from exceeding 0.80% of the average daily net assets of the Fund until January 31, 2026.

Effective as of the Effective Date, the Fund will operate under a unitary fee structure, which differs from the Fund’s current multi-component expense structure described above. Under the unitary fee arrangement, the Fund will pay the Adviser a single, fixed fee at the annual rate of 0.32% of the Fund’s average daily net assets. Out of the unitary management fee, the Adviser will pay all of the Fund’s expenses, except for advisory fees and other “excluded expenses” as defined above. Effective as of the Effective Date, the ELA will be terminated.

Please retain this supplement for future reference.

RAY-SK-008-0100